EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUNHAM FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust") registered as an investment company under the Investment Company Act (File No. 811-22153), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

WHEREAS, the undersigned is a Trustee and the President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER,  and DENISE IVERSON, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of May, 2008.

DUNHAM FUNDS

By:

/s/ Jeffrey A. Dunham

Jeffrey A. Dunham

Trustee, President and Principal Executive

        Officer

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF

SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey A. Dunham,  who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of May, 2008.

/s/ Karen B. Whitman

Notary Public

My commission expires:

5/25/2011

EXECUTION COPY

CERTIFICATE

The undersigned, Secretary of DUNHAM FUNDS, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held May 14, 2008, and is in full force and effect:

WHEREAS, DUNHAM FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), registered as an investment company under the Investment Company Act (File No. 811-22153), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, JEFFREY DUNHAM, and DENISE IVERSON, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  May 14, 2008

/s/ Hilarey M .Finkeisen

Hilarey M. Findeisen, Secretary

Dunham Funds

EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUNHAM FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust") registered as an investment company under the Investment Company Act (File No. 811-22153), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and JEFFREY DUNHAM as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 14th day of May, 2008.

/s/ Denise Iverson

Denise Iverson

Treasurer and Principal Financial Officer

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Denise Iverson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of May, 2008.

/s/ Karen B. Whitman

Notary Public

My commission expires:

5/25/2011

EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUNHAM FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust") registered as an investment company under the Investment Company Act (File No. 811-22153), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, JEFFREY DUNHAM, and DENISE IVERSON as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of May, 2008.

/s/ Paul A. Rosinack

Paul A. Rosinack

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Paul Rosinack,  known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of May, 2008.

/s/ Karen B. Whitman

Notary Public

My commission expires:

5/25/2011

EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUNHAM FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust") registered as an investment company under the Investment Company Act (File No. 811-22153), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, JEFFREY DUNHAM, and DENISE IVERSON as attorneys for him and in his name, place and stead, and his office and capacity in the Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of May 2008.

/s/ Henry Goldstein

Henry Goldstein

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Henry Goldstein, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of May, 2008.

/s/ Karen B. Whitman

Notary Public

My commission expires:

5/25/2011

EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUNHAM FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust") registered as an investment company under the Investment Company Act (File No. 811-22153), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, JEFFREY DUNHAM, and DENISE IVERSON as attorneys for him and in his name, place and stead,  and in her office and capacity in the Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of May, 2008.

/s/ Timothy M. Considine

Timothy M. Considine

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Tim M. Considine, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of May, 2008.

/s/ Karen B. Whitman

Notary Public

My commission expires:

5/25/2011

EXECUTION COPY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUNHAM FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust") registered as an investment company under the Investment Company Act (File No. 811-22153), intends to file a Registration Statement on Form N-14 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, JEFFREY DUNHAM, and DENISE IVERSON as attorneys for him and in his name, place and stead,  and in her office and capacity in the Trust, to execute and file the Trust's Registration Statement on Form N-14, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of May, 2008.

By: /s/ Hilarey M. Findeisen

 By: /s/ Jeffrey A. Dunham

       Hilarey M. Findeisen, Secretary

        Jeffrey A. Dunham, President

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey A. Dunham, President and Hilarey M. Findeisen, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 14th day of May, 2008.

/s/ Karen B. Whitman

Notary Public

My commission expires:

5/25/2011